Guidance ï Vision ï Experience	American Beacon Mid-Cap Value Fund	Ticker Symbol: Institutional: AACIX Y: ACMYX Investor: AMPAX Advisor: AMCSX

SUMMARY PROSPECTUS	MARCH 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated March 1, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	Institutional	Y	Investor	Advisor
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.00%	0.00%	0.00%	0.25%
Other expenses	0.53%	0.63%	0.74%	0.73%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%

Total annual fund operating expenses[1]	1.15%	1.25%	1.36%	1.60%

Expense Reimbursement/(Recoupment)[2]	0.17%	0.17%	0.13%	0.11%
Net Expenses	0.98%	1.08%	1.23%	1.49%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[2]	The Manager has contractually agreed to reimburse the Institutional, Y, Investor and Advisor classes of the Fund for Distribution Fees and Other Expenses, as applicable, through February 28, 2011 to the extent that Total Annual Fund Operating Expenses exceed 0.98% for the Institutional Class, 1.08% for the Y Class, 1.23% for the Investor Class, and 1.49% for the Advisor Class. The contractual expense reimbursement can be changed by approval of a majority of the Fund’s Board of Trustees. In addition, the Manager may decide voluntarily to reduce additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
Institutional	$100	$349	$617	$1,382
Y	$110	$380	$670	$1,496
Investor	$125	$418	$732	$1,624
Advisor	$152	$494	$860	$1,891

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2009, the market capitalizations of the companies in the Russell Midcap Index ranged from $261 million to $15.5 billion. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund’s assets are currently allocated among two investment sub-advisors.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

►	above-average earnings growth potential,

►	below-average price to earnings ratio,

►	below-average price to book value ratio, and

►	above-average dividend yields.

Summary Prospectus ï March 1, 2010	American Beacon Mid-Cap Value Fund

One sub-advisor invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, the sub-advisor seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. The sub-advisor’s portfolio will generally consist of 35 to 45 stocks.

The other sub-advisor invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or “deep” value portion of its investment universe. That sub-advisor looks for companies within that universe that sell for a low price relative to normal earnings (with “normal earnings” defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company’s history and the history of its industry).

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

Russell Midcap Index is a registered trademark of Frank Russell Company.

Principal Risks

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Mid-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began offering Institutional Class shares on November 30, 2005, Investor Class shares on March 1, 2006, Advisor Class shares on June 30, 2007 and Y Class shares on March 1, 2010. In the table below, the performance of the AMR Class of the Fund, which is not offered in this prospectus, is shown for the Institutional Class shares before November 30, 2005. For the Investor Class, performance results before November 30, 2005 are for the AMR Class and performance results from November 30, 2005 through March 1, 2006 are for the Institutional Class. For the Advisor Class, performance results before November 30, 2005 are for the AMR Class, performance results from November 30, 2005 through February 28, 2006 are for the Institutional Class and performance results from March 1, 2006 to June 30, 2007 are for the Investor Class. For Y Class shares, performance results before November 30, 2005 are for the AMR Class and performance results since November 30, 2005 are for the Institutional Class.

In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. The AMR Class had a similar expense structure to the Institutional Class of the Fund. However, for the Investor Class, Advisor Class and Y Class shares, because the older classes had lower expenses, their performance was better than the newer classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Summary Prospectus ï March 1, 2010	American Beacon Mid-Cap Value Fund

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	24.36%
(1/1/05 through 12/31/09)	(3rd Quarter 2009)
Lowest Quarterly Return:	-21.30%
(1/1/05 through 12/31/09)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2009
	Inception Date
	of Class			Since
Institutional Class	11/30/05	1 Year	5 Years	Inception
Return Before Taxes		41.29%	1.92%	3.94%
Return After Taxes on Distributions		41.16%	0.07%	2.09%
Return After Taxes on Distributions and Sale of Fund Shares		27.01%	0.82%	2.62%

Share class	Inception Date			Since
(before taxes)	of Class	1 Year	5 Years	Inception
Y	3/1/2010	41.29%	1.92%	3.94%
Investor	3/1/2006	40.93%	1.69%	3.73%
Advisor	6/30/2007	41.06%	1.69%	3.74%

			Since
Indexes (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	Inception
Russell Midcap® Value Index	34.21%	1.98%	4.48%
Lipper Mid-Cap Value Funds Index	39.74%	1.89%	3.62%

[1]	After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among two investment sub-advisors:

►	Barrow, Hanley, Mewhinney & Strauss, LLC (Since June 2004)

►	Pzena Investment Management, LLC (Since June 2004)

Portfolio Managers

American Beacon Advisors, Inc.

William F. Quinn Executive Chairman	Since Fund Inception
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Adriana R. Posada Senior Portfolio Manager, Asset Management	Since 1998

Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow Portfolio Manager/Partner	Since Fund Inception
Mark Giambrone Portfolio Manager/Partner	Since Fund Inception

Pzena Investment Management, LLC

Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder	Since Fund Inception
John P. Goetz Managing Principal, Co-Chief Investment Officer	Since Fund Inception
Manoj Tandon Principal, Portfolio Manager	Since 2006

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. You also may purchase, redeem or exchange shares of all classes offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for Investor Class shares. The minimum subsequent investment by wire is $500 for Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï March 1, 2010	American Beacon Mid-Cap Value Fund

Summary Prospectus ï March 1, 2010	American Beacon Mid-Cap Value Fund